Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.4145%


        Excess Protection Level
        3 Month Average   5.02%
          January, 1997   3.93%
          December, 1996   5.61%
          November, 1996   5.53%


        Cash Yield                                  17.09%


        Investor Charge Offs                         4.81%


        Base Rate                                    8.35%


        Over 35 Day Delinquency                      4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $23,234,782,634.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,245,155,116.27